Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NRG ENERGY, INC.

The following Unaudited Pro Forma Condensed Consolidated Financial Statements of NRG Energy, Inc. and its consolidated subsidiaries are included herein:

•            Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2017;

•            Unaudited Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 2017;

•            Unaudited Pro Forma Condensed Consolidated Statement of Operations for the years ended December 31, 2016, 2015, and 2014; and

•            Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

The Unaudited Pro Forma Condensed Consolidated Financial Statements presented reflect the deconsolidation of GenOn Energy, Inc. and its subsidiaries (“GenOn”) as a result of voluntary filings by GenOn Energy, Inc. and certain of its wholly-owned subsidiaries (the “Petitions”) on June 14, 2017 (the “Petitions Date”) for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Texas.  NRG Energy, Inc. (“NRG”) has determined that as a result of the Petitions and beginning on the Petitions Date, that it will no longer consolidate GenOn for financial reporting purposes.  The Unaudited Pro Forma Condensed Consolidated Financial Statements have been prepared by applying pro forma adjustments to the amounts previously reported in the Consolidated Financial Statements included in NRG’s Annual Report on Form 10-K for the years ended December 31, 2016, 2015 and 2014 and the Unaudited Condensed Consolidated Financial Statements included in NRG’s Quarterly Report on Form 10-Q for the three months ended March 31, 2017.  The pro forma adjustments reflect the impact of the deconsolidation of GenOn as well as certain specific items anticipated to occur upon emergence from bankruptcy. The Unaudited Pro Forma Condensed Consolidated Statements of Operations for the three months ended March 31, 2017 and the years ended December 31, 2016, 2015 and 2014 reflect the deconsolidation of GenOn, assuming the Petitions had occurred on January 1, 2014.  The Unaudited Pro Forma Condensed Consolidated Balance Sheet reflects the deconsolidation of GenOn, assuming the Petitions had occurred on March 31, 2017. The pro forma adjustments, as described in the Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements, are based on currently available information.

The Unaudited Pro Forma Condensed Consolidated Financial Statements reflect the reclassification of GenOn from a consolidated entity together with subsidiaries to an investment accounted for under the cost method as a result of filing for relief under Chapter 11 of the United States Bankruptcy Code and will remain as a cost method investment with an estimated fair value of zero. Upon emergence from bankruptcy the investment will be removed.  The Unaudited Pro Forma Condensed Consolidated Financial Statements are presented for informational purposes only and are not necessarily indicative of the operating results or financial position that would have occurred had the Petitions occurred on, or as of, the dates indicated, nor are they necessarily indicative of future operating results or financial position.

NRG ENERGY, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

March 31, 2017

(Unaudited)

(In millions, except shares)	March 31, 2017 As Reported (a)	Less: Deconsolidation of GenOn (b)	Add: Pro Forma Adjustments		Pro Forma
	A	B	C		A-B+C=
ASSETS
Current Assets
Cash and cash equivalents	$1,513	$885	$(295	)(c)(d)(e)	$333
Funds deposited by counterparties	3	—	34	(c)	37
Restricted cash	397	—	—		397
Accounts receivable, net	974	80	80	(c)(f)	974
Inventory	1,140	413	—		727
Derivative instruments	682	59	40	(c)	663
Cash collateral paid in support of energy risk management activities	277	79	—		198
Prepayments and other current assets	454	128	—		326
Total current assets	5,440	1,644	(141)		3,655
Property, plant and equipment, net	17,942	2,524	—		15,418
Other Assets
Equity investments in affiliates	1,148	—	—		1,148
Notes receivable, less current portion	13	—	—		13
Goodwill	662	—	—		662
Intangible assets, net	1,957	39	—		1,918
Nuclear decommissioning trust fund	627	—	—		627
Derivative instruments	226	31	10	(c)	205
Deferred income taxes	223	—	2	(g)	225
Non-current assets held-for-sale	10	—	—		10
Other non-current assets	1,172	578	—		594
Total other assets	6,038	648	12		5,402
Total Assets	$29,420	$4,816	$(129)		$24,475
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Current portion of long-term debt and capital leases	$1,688	$700	$—		$988
Accounts payable	872	128	73	(c)	817
Derivative instruments	747	57	40	(c)	730
Cash collateral received in support of energy risk management activities	3	—	34	(c)	37
Accrued expenses and other current liabilities	887	203	—		684
Total current liabilities	4,197	1,088	147		3,256
Other Liabilities
Long-term debt and capital leases	17,672	2,164	—	(e)	15,508
Nuclear decommissioning reserve	291	—	—		291
Nuclear decommissioning trust liability	352	—	—		352
Deferred income taxes	20	—	—		20
Derivative instruments	315	18	10	(c)	307
Out-of-market contracts, net	1,017	792	—		225
Non-current liabilities held-for-sale	12	—	—		12
Other non-current liabilities	1,487	450	120	(h)	1,157
Total non-current liabilities	21,166	3,424	130		17,872
Total Liabilities	25,363	4,512	277		21,128
Redeemable noncontrolling interest in subsidiaries	44	—	—		44
Commitments and Contingencies
Stockholders’ Equity
Common stock	4	—	—		4
Additional paid-in capital	8,375	325	325	(i)	8,375
Retained deficit	(4,238)	7	(694	)(i)	(4,939)
Less treasury stock, at cost	(2,392)	—	—		(2,392)
Accumulated other comprehensive loss	(124)	(28)	(37	)(h)(i)	(133)
Noncontrolling interest	2,388	—	—		2,388
Total Stockholders’ Equity	4,013	304	(406)		3,303
Total Liabilities and Stockholders’ Equity	$29,420	$4,816	$(129)		$24,475

NRG ENERGY, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

THREE MONTHS ENDED MARCH 31, 2017

(In millions, except for per share amounts)	Three Months Ended March 31, 2017 As Reported (a)	Less: Deconsolidation of GenOn (b)	Add: Pro Forma Adjustments		Pro Forma
	A	B	C		A-B+C=
Operating Revenues
Total operating revenues	$2,759	$381	$70	(c)(j)	$2,448
Operating Costs and Expenses
Cost of operations	2,125	271	49	(c)	1,903
Depreciation and amortization	300	43	—		257
Selling, general and administrative	272	59	48	(c)(j)	261
Development activity expenses	17	—	—		17
Total operating costs and expenses	2,714	373	97		2,438
Gain on sale of assets	2	—	—		2
Operating Income/(Loss)	47	8	(27)		12
Other Income/(Expense)
Equity in earnings of unconsolidated affiliates	5	—	—		5
Other income, net	12	3	—		9
Loss on debt extinguishment, net	(2)	—	—		(2)
Interest expense	(269)	(47)	(3	)(e)	(225)
Total other expense	(254)	(44)	(3)		(213)
Loss Before Income Taxes	(207)	(36)	(30)		(201)
Income tax (benefit)/expense	(4)	1	(2	)(g)	(7)
Net Loss	(203)	(37)	(28)		(194)
Less: Net loss attributable to noncontrolling interest and redeemable noncontrolling interests	(40)	—	—		(40)
Net Loss Attributable to NRG Energy, Inc.	(163)	(37)	(28)		(154)
Loss Available for Common Stockholders	$(163)	$(37)	$(28)		$(154)
Loss per Share Attributable to NRG Energy, Inc. Common Stockholders
Weighted average number of common shares outstanding — basic	316				316
Loss per Weighted Average Common Share — Basic	$(0.52)				$(0.49)
Weighted average number of common shares outstanding — diluted	316				316
Loss per Weighted Average Common Share — Diluted	$(0.52)				$(0.49)

NRG ENERGY, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2016

(In millions, except for per share amounts)	Year Ended December 31, 2016 As Reported (a)	Less: Deconsolidation of GenOn (b)	Add: Pro Forma Adjustments		Pro Forma
	A	B	C		A-B+C=
Operating Revenues
Total operating revenues	$12,351	$1,862	$116	(c)(j)	$10,605
Operating Costs and Expenses
Cost of operations	8,555	1,279	32	(c)	7,308
Depreciation and amortization	1,367	195	—		1,172
Impairment losses	918	214	—		704
Selling, general and administrative	1,101	208	193	(c)(j)	1,086
Acquisition-related transaction and integration costs	8	—	—		8
Development activity expenses	90	—	—		90
Total operating costs and expenses	12,039	1,896	225		10,368
Gain/(loss) on sale of assets	215	294	—		(79)
Operating Income/(Loss)	527	260	(109)		158
Other Income/(Expense)
Equity in earnings of unconsolidated affiliates	27	—	—		27
Impairment loss on investment	(268)	—	—		(268)
Other income, net	42	8	—		34
Loss on debt extinguishment, net	(142)	—	—		(142)
Interest expense	(1,061)	(176)	(11	)(e)	(896)
Total other expense	(1,402)	(168)	(11)		(1,245)
(Loss)/Income Before Income Taxes	(875)	92	(120)		(1,087)
Income tax expense	16	11	—		5
Net (Loss)/Income	(891)	81	(120)		(1,092)
Less: Net loss attributable to noncontrolling interest and redeemable noncontrolling interests	(117)	—	—		(117)
Net (Loss)/Income Attributable to NRG Energy, Inc.	(774)	81	(120)		(975)
Dividends for preferred shares	5	—	—		5
Dividends for preferred shares	(78)	—	—		(78)
(Loss)/Income Available for Common Stockholders	$(701)	$81	$(120)		$(902)
Loss per Share Attributable to NRG Energy, Inc. Common Stockholders
Weighted average number of common shares outstanding — basic	316				316
Loss per Weighted Average Common Share — Basic	$(2.22)				$(2.85)
Weighted average number of common shares outstanding — diluted	316				316
Loss per Weighted Average Common Share — Diluted	$(2.22)				$(2.85)

NRG ENERGY, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2015

(In millions, except for per share amounts)	Year Ended December 31, 2015 As Reported (a)	Less: Deconsolidation of GenOn (b)	Add: Pro Forma Adjustments		Pro Forma
	A	B	C		A-B+C=
Operating Revenues
Total operating revenues	$14,674	$2,371	$111	(c)(j)	$12,414
Operating Costs and Expenses
Cost of operations	10,784	1,779	27	(c)	9,032
Depreciation and amortization	1,566	215	—		1,351
Impairment losses	5,030	170	—		4,860
Selling, general and administrative	1,199	194	193	(c)(j)	1,198
Acquisition-related transaction and integration costs	10	—	—		10
Development activity expenses	146	—	—		146
Total operating costs and expenses	18,735	2,358	220		16,597
Gain on postretirement benefits curtailments	21	—	—		21
Operating Income/(Loss)	(4,040)	13	(109)		(4,162)
Other Income/(Expense)
Equity in earnings of unconsolidated affiliates	36	—	—		36
Impairment loss on investment	(56)	—	—		(56)
Other income, net	33	6	—		27
Loss on sale of equity method investment	(14)	—	—		(14)
Gain on debt extinguishment, net	75	65	—		10
Interest expense	(1,128)	(202)	(11)	(e)	(937)
Total other expense	(1,054)	(131)	(11)		(934)
Loss Before Income Taxes	(5,094)	(118)	(120)		(5,096)
Income tax expense/(benefit)	1,342	(3)	—		1,345
Net Loss	(6,436)	(115)	(120)		(6,441)
Less: Net loss attributable to noncontrolling interest and redeemable noncontrolling interests	(54)	—	—		(54)
Net Loss Attributable to NRG Energy, Inc.	(6,382)	(115)	(120)		(6,387)
Dividends for preferred shares	20	—	—		20
Loss Available for Common Stockholders	$(6,402)	$(115)	$(120)		$(6,407)
Loss per Share Attributable to NRG Energy, Inc. Common Stockholders
Weighted average number of common shares outstanding — basic	329				329
Loss per Weighted Average Common Share — Basic	$(19.46)				$(19.47)
Weighted average number of common shares outstanding — diluted	329				329
Loss per Weighted Average Common Share — Diluted	$(19.46)				$(19.47)

NRG ENERGY, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2014

(In millions, except for per share amounts)	Year Ended December 31, 2014 As Reported (a)	Less: Deconsolidation of GenOn (b)	Add: Pro Forma Adjustments		Pro Forma
	A	B	C		A-B+C=
Operating Revenues
Total operating revenues	$15,868	$3,090	$26	(c)(j)	$12,804
Operating Costs and Expenses
Cost of operations	11,808	2,177	(4)	(c)	9,627
Depreciation and amortization	1,523	245	—		1,278
Impairment losses	97	82	—		15
Selling, general and administrative	1,016	200	139	(c)(j)	955
Acquisition-related transaction and integration costs	84	4	—		80
Development activity expenses	88	—	—		88
Total operating costs and expenses	14,616	2,708	135		12,043
Gain/(loss) on postretirement benefits curtailments	19	(6)	(6)	(h)	19
Operating Income/(Loss)	1,271	376	(115)		780
Other Income/(Expense)
Equity in earnings of unconsolidated affiliates	38	—	—		38
Impairment loss on investment	—	—	—		—
Other income, net	22	2	—		20
Gain on sale of equity method investment	18	—	—		18
(Loss)/gain on debt extinguishment, net	(95)	18	—		(113)
Interest expense	(1,119)	(198)	(12)	(e)	(933)
Total other expense	(1,136)	(178)	(12)		(970)
Income/(Loss) Before Income Taxes	135	198	(127)		(190)
Income tax expense/(benefit)	3	6	—		(3)
Net Income/(Loss)	132	192	(127)		(187)
Less: Net loss attributable to noncontrolling interest and redeemable noncontrolling interests	(2)	—	—		(2)
Net Income/(Loss) Attributable to NRG Energy, Inc.	134	192	(127)		(185)
Dividends for preferred shares	56	—	—		56
Income/(Loss) Available for Common Stockholders	$78	$192	$(127)		$(241)
Earnings/(Loss) per Share Attributable to NRG Energy, Inc. Common Stockholders
Weighted average number of common shares outstanding — basic	334				334
Earnings/(Loss) per Weighted Average Common Share — Basic	$0.23				$(0.72)
Weighted average number of common shares outstanding — diluted	334				334
Earnings/(Loss) per Weighted Average Common Share — Diluted	$0.23				$(0.72)

NRG ENERGY, INC. AND SUBSIDIARIES

NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(a)         Amounts represent historical financial information from NRG’s Quarterly Report on Form 10-Q for the period ended March 31, 2017 or from NRG’s Annual Report on Form 10-K for the years ended December 31, 2016, 2015, and 2014.

(b)         Amounts represent the GenOn Consolidated Statement of Operations for the three months ended March 31, 2017 and for the years ended December 31, 2016, 2015 and 2014 or GenOn’s Consolidated Balance Sheet as of March 31, 2017.

(c)          Adjustments relate to intercompany transactions and balances between NRG and GenOn, which as a result of the deconsolidation would no longer be eliminated in consolidation. These adjustments include the following:

•                  $34 million adjustment to classify consolidated cash and cash equivalents to funds deposited by GenOn to NRG Power Marketing LLC as funds deposited by counterparties and to classify this amount as cash collateral received in support of energy risk management activities from accounts payable.

•                  Adjustments to record derivative assets and liabilities for intercompany agreements, whereby NRG Power Marketing LLC has entered into physical and financial intercompany commodity and hedging transactions with GenOn Energy, Inc. and certain of its subsidiaries.

•                  Adjustments to present amounts owed to NRG from GenOn as accounts receivable and amounts owed from NRG to GenOn as accounts payable, primarily related to the Shared Services Agreement between NRG and GenOn and other direct costs charged between NRG and GenOn subsidiaries.

(d)   Reflects $261 million in cash consideration to be paid by NRG, upon emergence from bankruptcy, to GenOn Energy, Inc. and other such payees pursuant to the Restructuring Support Agreement entered into on June 12, 2017 between GenOn Energy, Inc., NRG and consenting holders of the GenOn Energy, Inc. and GenOn Americas Generation, LLC senior unsecured notes.

(e)   Reflects $125 million in cash consideration for GenOn Energy, Inc.’s repayment of borrowings that were drawn against the $500 million intercompany revolving credit agreement with NRG upon emergence from bankruptcy, as required by the Restructuring Support Agreement. The $500 million intercompany revolving credit agreement between GenOn, Energy Inc. and NRG will be terminated effective upon emergence from bankruptcy. Interest expense was also adjusted to remove NRG’s intercompany interest income from this intercompany revolving credit agreement. In addition, adjustments reflect NRG’s repayment of the balance outstanding under NRG’s revolving credit facility of $125 million on June 12, 2017.

(f)           Reflects credit of $27 million to be applied against GenOn Energy, Inc.’s payment obligations to NRG upon emergence from bankruptcy, as specified in the Restructuring Support Agreement.

(g)          Amount includes the cumulative effect for all periods presented of an increase in deferred tax assets from changes in state apportionment rates.  Amount also reflects $2.9 billion of net deferred tax assets which represents an estimated $7.8 billion pre-tax benefit for the worthless stock deduction that is contingent upon emergence from bankruptcy and is offset by a full valuation allowance on the net deferred tax assets that may not be realizable under a “more likely than not” measurement.  Such amounts are based on the carrying amount at March 31, 2017 and may be impacted by future events.

(h)         Amount includes GenOn’s employee pension liabilities that NRG would assume upon effectiveness of the plan of reorganization, as specified in the Petitions, and related balances included in accumulated other comprehensive income.

(i)             Subsequent to the deconsolidation, NRG accounts for its investment in GenOn using the cost method of accounting.  For purposes of the Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2017, the investment in GenOn is reflected at an estimated fair value of zero. The impact of the estimated loss on deconsolidation includes the removal of the investment in GenOn’s equity of $304 million and the following adjustments for a total estimated loss of $710 million.

(In millions)	March 31, 2017
Removal of investment in GenOn’s equity	$(304)
Cash contribution to GenOn Energy, Inc.	(261)
Assumption of pension liability	(120)
Credit for amounts GenOn owes to NRG per Restructuring Support Agreement	(27)
Impact of taxes	2
Loss on discontinued operations	$(710)
Eliminations	16
$(694)

(j)            Reflects the reduction of the fee due to NRG by GenOn under the Shared Services Agreement between NRG and GenOn to $7 million per month or $84 million per year from $16 million per month or $193 million per year, beginning on the Petitions Date and continuing through the term of the Shared Services Agreement between NRG and GenOn, expected to terminate subsequent to the completion of the plan of reorganization, as specified in the Petitions. Adjustment also reflects the reclassification of the the fee as operating revenue to NRG.